UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 9, 2021

QS Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-29185	52-2088326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23902 FM 2978
Tomball, Texas	77375
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281)738-1893

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240. 12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(b), (c), and (d)-Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)- Effective April 9. 2021, Richard Munn and William Green each voluntarily resigned as a Director of QS Energy, Inc. (the “Company”), and all committees thereof.

Effective April 15, 2021, Jason Lane and Thomas Bundros each voluntarily resigned as a Director of the Company, and all committees thereof. Concurrently, effective that date, Mr. Lane also voluntarily resigned as Chairman of the Board of the Company.

Effective April 15, 2021, Michael McMullen voluntarily resigned as the Chief Financial Officer (“CFO”) of the Company. Notwithstanding, Mr. McMullen has agreed to continue to serve the Company on a consulting basis for a limited time to assist the Company in its transition to new management. Additionally, effective April 15, 2021, Don Dickson resigned as the interim Chief Executive Officer (“CEO”) of the Company.

(c) and (d)- Effective April 15, 2021, the remaining Board members, namely, Don Dickson and Eric Bunting, appointed Cecil Bond Kyte to serve as the Company’s Chief Executive Officer and Chief Financial Officer on such mutually acceptable terms and conditions to be determined at a later date, based on and subject to the Company’s financial condition and viability. Currently, Mr. Kyte will not receive any cash or stock consideration for his roles as CEO and CFO of the Company until approved by the Board. Currently, there is no agreement or arrangement regarding compensation for Mr. Kyte in his roles as CEO and CFO of the Company. Additionally, effective April 15, 2021, the remaining Board members appointed Mr. Kyte to serve on the Company’s Board of Directors and to serve as the Company’s Chairman of the Board. The Board also approved a resolution suspending all Board compensation effective January 1, 2021, payable under the Company’s May 6, 2014, Board compensation policy as amended January 1, 2015.

In December 2007, Mr. Kyte, age 50, was elected to serve as Chairman of the Board of the Company, then known as Save The World Air, Inc. (“STWA”). In January 2010, he was appointed to serve as CEO of STWA. In November 2013, Mr. Kyte voluntarily resigned as a director, Chairman of the Board, and CEO of STWA. Since then, Mr. Kyte has held positions with the following public companies: MassRoots, Inc., where he served as a board member from late 2017, through July 2019. Massroots,Inc. was a technology platform for the cannabis industry during the time Mr. Kyte served as a director of the company; Rightscorp, Inc., where, since 2015, Mr. Kyte has served and continues to serve as the company’s CEO, and since 2016, has served and continues to serve as the company’s CFO. Mr. Kyte is also a member of the board of Rightscorp. Rightscorp’s mission is to support copyright holders’ abilities to litigate and monetize their music and other copyrights against piracy and peer to peer infringement on the internet. Mr. Kyte has mainly been associated with “start overs” rather than “start ups,” using his abilities to restructure and develop a company’s management, financial condition, compliance, and product commercialization. In addition to his current roles as CEO, CFO, and board member of Rightscorp, Mr. Kyte is also currently supporting the funding and business development for Bye Aerospace’s suite of products including the development and manufacturing of advanced civilian/military aerospace technologies. Mr. Kyte has been a pilot for 31 years. He received a B.S. Degree in accounting from Long Beach State University.

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Item 8.01- Other Events.

As reported in the Company’s Form 12b-25 Notification of Late Filing, filed with the SEC on March 31, 2021, the Company was unable file its Annual Report on Form 10-K for its annual fiscal period ended December 31, 2020 (the “2020 Annual Report”) by the filing date deadline of March 31, 2021. This filing provided the Company an additional 15 days to April 15, 2021, to file its 2020 Annual Report. Due to conditions described below, the Company has been unable to obtain an independent audit of its financial statements and continues to be unable to compile certain information required to permit the Company to file a timely and accurate 2020 Annual Report. As of April 15, 2021, the Company is delinquent in its SEC filing obligation regarding its 2020 Annual Report, and the Company can provide no assurances as to a date when, or if, an audit can be conducted or the 2020 Annual Report may be filed with the SEC.

As reported in the Company’s Form 10-Q filed with the SEC on November 10, 2020, and in reports published online on the Company’s website at https://qsenergy.com/updates, the Company’s efforts to demonstrate the efficacy of its AOT technology under commercial operating conditions have been unsuccessful. The Company continues to have confidence in its AOT technology and in the commercial viability of its technology; however, it has been unable to achieve its goal of commercialization of its AOT technology due, in substantial part, to unsolved technical difficulties with the AOT and to a lack of working capital necessary to sustain normal operations, including SEC compliance and an audit, and to execute plans to diagnose and resolve technical difficulties with its AOT technology. Currently, we do not have sufficient working capital to operate, nor do we have sufficient cash on hand to pay past-due amounts owed to our independent auditors, nor to pay our auditors for an audit covering calendar year 2020. We have been informed by our independent auditors that unless we were able to pay them amounts past-due in full, and pay amounts to cover their audit services for the 2020, they would be unable to perform and complete the audit. As a result, we are unable to have an audit performed on our financial statements for the calendar year 2020 and unable to file our 2020 Annual Report on April 15, 2021. The Company intends to complete the audit and file its 2020 Annual Report when sufficient funds are available; however, as noted above, the Company can provide no assurances as to a date when, or if, the 2020 Annual Report will be filed with the SEC. Also, the Company can provide no assurances that sufficient funds will be available to have an audit completed and to file its 2020 Annual Report, or that the Company will be able generally to raise capital to remain in business, or that if capital is made available to the Company that any such capital would be on acceptable terms and conditions.

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Forward-Looking Statements

The Company cautions you that statements included in this Current Report on Form 8-K (including the exhibit hereto) that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on current expectations, estimates and projections about our business based in part on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those set forth our periodic reports filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Registrant undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2021	QS ENERGY, INC.

By: /s/ Cecil Bond Kyte
Name: Cecil Bond Kyte
Title: CEO and CFO

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